Taxes on Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Taxes on Income (Textual)
Israeli corporate income tax	23.00%	23.00%	24.00%
Description of corporate tax rate	Benefits granted to a Preferred Enterprise include reduced tax rates. In peripheral regions (Development Area A) the reduced tax rate was 9% in 2016. As part of Economic Efficiency Law (Legislative Amendments for Accomplishment of Budgetary Targets for Budget Years 2017-2018), 5777-2016, the tax rate for Area A will be 7.5% in 2017 onwards. In other regions the tax rate is 16%.
Carry forward tax losses	$ 4,500
Description of net carryforward tax losses	The Company has net operating losses and capital loss for tax purposes as of December 31, 2019, in the amount of $135,000 and $500, respectively, which may be carried forward and offset against taxable income in the future for an indefinite period.